                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         NATIONAL HEALTH PARTNERS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                       INDIANA                                                         04-3786176
-------------------------------------------------------                   ------------------------------------
       (state of incorporation or organization)                           (I.R.S. Employer Identification No.)

              120 GIBRALTAR ROAD, SUITE 107
                  HORSHAM, PENNSYLVANIA                                                    19044
-------------------------------------------------------                          -------------------------
         (Address of principal executive offices)                                        (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

                  Title of each class                                          Name of each exchange on which
                  to be so registered                                          each class is to be registered

                          NONE                                                              NONE
---------------------------------------------------------             -------------------------------------------------

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box: |_|

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box: |X|

Securities Act registration statement file number to which this form relates:
333-126315
----------

Securities to be registered pursuant to Section 12(g) of the Act:

                     COMMON STOCK, $.001 PAR VALUE PER SHARE
--------------------------------------------------------------------------------
                                (Title of class)

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         National Health Partners, Inc. (the "Registrant") hereby incorporates by reference the description of the common stock, $.001 par value per share, to be registered hereunder contained under the heading "Description of Securities" in the Registrant's Registration Statement on Form SB-2, File No. 333-126315, initially filed with the Securities and Exchange Commission (the "Commission") on June 30, 2005, as amended (the "Registration Statement"), and in any prospectus filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended, in connection with the Registration Statement.

ITEM 2.  EXHIBITS.

         The following exhibits are incorporated by reference herein as indicated below:

    Exhibit No.                  Exhibit
    -----------                  -------
       3.1*          Restated Articles of Incorporation
       3.2*          Amended and Restated Bylaws
       4.1*          Specimen Stock Certificate

_____________
* Incorporated by reference to the identically numbered exhibit to the Registrant's Registration Statement on Form SB-2, File No. 333-126315, initially filed with the Securities and Exchange Commission on June 30, 2005, as amended.

                                   SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                           NATIONAL HEALTH PARTNERS, INC.



Date: January 17, 2006                     By:  /s/  David M. Daniels
                                                ----------------------------
                                                David M. Daniels
                                                Chief Executive Officer

                                  EXHIBIT INDEX


    Exhibit No.                  Exhibit
    -----------                  -------

       3.1*          Restated Articles of Incorporation
       3.2*          Amended and Restated Bylaws
       4.1*          Specimen Stock Certificate

_____________
* Incorporated by reference to the identically numbered exhibit to the Registrant's Registration Statement on Form SB-2, File No. 333-126315, initially filed with the Securities and Exchange Commission on June 30, 2005, as amended.